Exhibit 10.4

RATIFICATION OF SUBORDINATION AGREEMENT

May 6, 2011

Silicon Valley Bank
275 Grove Street, Suite 2-200
Newton, Massachusetts 02466

Re:	Loan arrangement with Paradigm Holdings, Inc., Paradigm Solutions Corporation, Caldwell Technology Solutions, LLC and Trinity Information Management Services

To Whom It May Concern:

Reference is made to a certain loan arrangement entered into by and among (a) SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 275 Grove Street, Suite 2-200, Newton, Massachusetts 02466 (“Bank”) and (b) PARADIGM HOLDINGS, INC., a Wyoming corporation, with offices at 9715 Key West Avenue, Rockville, Maryland 20850 (“Holdings”), PARADIGM SOLUTIONS CORPORATION, a Maryland corporation, with offices at 9715 Key West Avenue, Rockville, Maryland 20850 (“Solutions”), CALDWELL TECHNOLOGY SOLUTIONS LLC, a Maryland limited liability company, with offices at 9715 Key West Avenue, Rockville, Maryland 20850 (“Caldwell”) and TRINITY INFORMATION MANAGEMENT SERVICES, a Nevada corporation, with offices at 9715 Key West Avenue, Rockville, Maryland 20850 (“Trinity”) (hereinafter, Holdings, Solutions, Caldwell and Trinity are jointly and severally, individually and collectively, referred to as “Existing Borrower”), as evidenced by, among other documents, a certain Loan and Security Agreement (working capital line of credit) dated as of March 13, 2007, among Existing Borrower and Bank, as affected by a certain Joinder Agreement dated as of July 5, 2007, as further affected by a certain Joinder Agreement dated as of September 5, 2007, as amended by a certain First Loan Modification Agreement dated as of August 11, 2008, as further amend by a certain Second Loan Modification Agreement dated as of March 18, 2009, as further amended by a certain Third Loan Modification Agreement dated as of May 4, 2009, as further amended by a certain Fourth Loan Modification Agreement dated as of July 2, 2009, and as further amended by a certain Fifth Loan Modification Agreement dated as of June 11, 2010 (together with all documents executed in connection therewith or related thereto, as affected and amended, collectively referred to herein as the “Loan Agreement”).  Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

PARADIGM HOLDINGS, INC., a Nevada corporation (“New Borrower”), has merged with Holdings and is the surviving legal entity of such merger.  Consequently, Solutions, Caldwell, Trinity, New Borrower and Bank have entered into a certain Assumption Agreement dated as of May 6, 2011 (the “Assumption Agreement”), pursuant to which New Borrower assumes the rights and obligations of Holdings as a co-borrower under the Loan Agreement.

Reference is further made to a certain Subordination Agreement dated as of May 26, 2010, by and among (a) Existing Borrower, (b) Bank and (c) Hale Capital Partners, LP and EREF PARA, LLC (the parties referenced in (c) are collectively referred to as the “Creditors”) (as amended, the “Subordination Agreement”).

In order to induce Bank to enter into the Assumption Agreement, the Creditors hereby:

(a)            ratify, confirm and reaffirm, all and singular, the terms and conditions of the Subordination Agreement;

(b)            consent to the terms of the Assumption Agreement;

(c)            acknowledge, confirm and agree that: (i) the Subordination Agreement shall remain in full force and effect and shall in no way be limited by the execution of the Assumption Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection therewith, and (ii) the Obligations under the Loan Agreement, as affected by the Assumption Agreement, shall continue to constitute Senior Debt (as defined in the Subordination Agreement);

(d)            acknowledge, confirm and agree that all references in the Subordination Agreement to “Borrower” shall mean and include, collectively, Solutions, Caldwell, Trinity and New Borrower; and

(e)            acknowledge, confirm and agree that (i) that certain Senior Secured Subordinated Note issued by New Borrower to Hale Capital Partners, LP dated as of May 26, 2010, and (ii) that certain Senior Secured Subordinated Note issued by New Borrower to EREF PARA, LLC dated as of May 26, 2010, shall each be deemed to be Transaction Documents (as defined in the Subordination Agreement).

In addition, on the date hereof, Creditors, New Borrower, Solutions, Caldwell and Trinity are entering into a certain Assumption and Reaffirmation Agreement (the “Creditor Assumption Agreement”).  In order to induce Creditors to enter into the Creditor Assumption Agreement, Bank hereby:

(a)            ratifies, confirms and reaffirms, all and singular, the terms and conditions of the Subordination Agreement;

(b)            consents to the terms of the Creditor Assumption Agreement;

(c)            acknowledges, confirms and agrees that the Subordination Agreement shall remain in full force and effect and shall in no way be limited by the execution of the Creditor Assumption Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection therewith; and

(d)            acknowledges, confirms and agrees that all references in the Subordination Agreement to “Borrower” shall mean and include, collectively, Solutions, Caldwell, Trinity and New Borrower.

Very truly yours,

HALE CAPITAL PARTNERS, LP

By:	s/Martin Hale

Name:

Title:

EREF PARA, LLC

By:	Hale Fund Management, LLC, its Managing Member

By:	s/Martin Hale

Name:

Title:

ACKNOWLEDGED AND AGREED:

PARADIGM HOLDINGS, INC.

By:	/s/Peter B. LaMontagne

Name:	Peter B. LaMontagne

Title:	President and CEO

PARADIGM SOLUTIONS CORPORATION

By:	/s/Peter B. LaMontagne

Name:	Peter B. LaMontagne

Title:	President and CEO

CALDWELL TECHNOLOGY SOLUTIONS LLC

By:	/s/Peter B. LaMontagne

Name:	Peter B. LaMontagne

Title:	Manager

TRINITY INFORMATION MANAGEMENT SERVICES

By:	/s/Peter B. LaMontagne

Name:	Peter B. LaMontagne

Title:	President and CEO

SILICON VALLEY BANK

By:	/s/Christine Egitto

Name:	Christine Egitto

Title:	Vice President